Exhibit 99.1

Unaudited Pro Forma Consolidated Financial Statements

On June 21, 2021, Cedar Realty Trust, Inc. (the “Company”) completed the sale to an unaffiliated third party of all of the Company’s interests in Cedar-Camp Hill, LLC, an indirect, wholly-owned subsidiary of the Company through which the Company owned the Camp Hill Shopping Center (“Camp Hill”), a 423,671 square foot grocery-anchored shopping center located in Camp Hill, Pennsylvania. The gross sales price for the property was approximately $89.7 million, before customary closing and transaction costs.

The following unaudited pro forma consolidated financial statements of the Company have been prepared to show the pro forma effect of the disposal of Camp Hill by applying pro forma adjustments to our historical combined financial information. The unaudited pro forma consolidated financial statements are based upon the historical consolidated financial statements of the Company included in its Annual Report on Form 10-K for the year ended December 31, 2020, and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021. The pro forma consolidated balance sheet has been presented as if the sale of Camp Hill had occurred as of March 31, 2021. The pro forma consolidated statements of operations for the three months ended March 31, 2021 and for the year ended December 31, 2020 are presented as if the sale of Camp Hill had occurred on January 1, 2020.

The following unaudited pro forma consolidated financial information is intended to provide investors with information about the impact of the sale of Camp Hill by showing how specific transactions might have affected historical financial statements, illustrating the scope of the change in the historical financial position and results of operations. This pro forma financial information should not be viewed as indicative of the Company’s financial results in the future and should be read in conjunction with the Company’s financial statements as filed on Form 10-K for the year ended December 31, 2020 and on Form 10-Q for the three-month period ended March 31, 2021. The adjustments made to historical financial information give effect to events that are directly attributable to the disposition of Camp Hill and are factually supportable.

Cedar Realty Trust, Inc.

Unaudited Pro Forma Consolidated Balance Sheet

As of March 31, 2021

	Historical (a)	Transaction (b)	Pro Forma
ASSETS
Real estate:
Land	$280,433,000	$—	$280,433,000
Buildings and improvements	1,190,060,000	—	1,190,060,000

	1,470,493,000	—	1,470,493,000
Less accumulated depreciation	(414,071,000)	—	(414,071,000)

Real estate, net	1,056,422,000	—	1,056,422,000

Real estate held for sale	49,091,000	(39,397,000)	9,694,000
Cash and cash equivalents	3,138,000	—	3,138,000
Receivables	22,818,000	—	22,818,000
Other assets and deferred charges, net	48,487,000	(508,000)	47,979,000

TOTAL ASSETS	$1,179,956,000	(39,905,000)	$1,140,051,000

LIABILITIES AND EQUITY
Mortgage loan payable	$45,132,000	—	$45,132,000
Finance lease obligation	5,334,000	—	5,334,000
Unsecured revolving credit facility	179,000,000	(37,053,000)	141,947,000
Unsecured term loans	398,705,000	(50,000,000)	348,705,000
Accounts payable and accrued liabilities	53,048,000	(937,000)	52,111,000
Unamortized intangible lease liabilities	8,639,000	(678,000)	7,961,000

Total liabilities	689,858,000	(88,668,000)	601,190,000

Commitments and contingencies	—	—	—

Equity:
Cedar Realty Trust, Inc. shareholders’ equity:
Preferred stock	159,541,000	—	159,541,000
Common stock	818,000	—	818,000
Treasury stock	(13,961,000)	—	(13,961,000)
Additional paid-in capital	879,413,000	—	879,413,000
Cumulative distributions in excess of net income	(525,171,000)	48,763,000	(476,408,000)
Accumulated other comprehensive (loss)	(14,645,000)	—	(14,645,000)

Total Cedar Realty Trust, Inc. shareholders’ equity	485,995,000	48,763,000	534,758,000

Noncontrolling interests:
Minority interests in consolidated joint ventures	1,203,000	—	1,203,000
Limited partners’ OP Units	2,900,000	—	2,900,000

Total noncontrolling interests	4,103,000	—	4,103,000

Total equity	490,098,000	48,763,000	538,861,000

TOTAL LIABILITIES AND EQUITY	$1,179,956,000	$(39,905,000)	$1,140,051,000

See notes to unaudited pro forma consolidated financial statements.

Cedar Realty Trust, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the three months ended March 31, 2021

	Historical (c)	Transaction (d)	Pro Forma
REVENUES
Rental revenues	$33,336,000	$(2,051,000)	$31,285,000
Other	215,000	(2,000)	213,000

Total revenues	33,551,000	(2,053,000)	31,498,000

EXPENSES
Operating, maintenance and management	7,780,000	(346,000)	7,434,000
Real estate and other property-related taxes	5,120,000	(317,000)	4,803,000
General and administrative	4,528,000	—	4,528,000
Depreciation and amortization	11,211,000	(423,000)	10,788,000

Total expenses	28,639,000	(1,086,000)	27,553,000

OTHER
Gain on sales	1,047,000	—	1,047,000
Impairment charges	—	—	—

Total other	1,047,000	—	1,047,000

OPERATING INCOME	5,959,000	(967,000)	4,992,000
NON-OPERATING INCOME AND EXPENSES
Interest expense	(4,706,000)	576,000	(4,130,000)

Total non-operating income and expenses	(4,706,000)	576,000	(4,130,000)

NET INCOME (LOSS)	1,253,000	(391,000)	862,000

Net (income) loss attributable to noncontrolling interests:
Minority interests in consolidated joint ventures	(150,000)	—	(150,000)
Limited partners’ interest in Operating Partnership	9,000	2,000	11,000

Total net (income) attributable to noncontrolling interests	(141,000)	2,000	(139,000)

NET INCOME (LOSS) ATTRIBUTABLE TO CEDAR REALTY TRUST, INC.	1,112,000	(389,000)	723,000

Preferred stock dividends	(2,688,000)	—	(2,688,000)

NET (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(1,576,000)	$(389,000)	$(1,965,000)

NET (LOSS) PER COMMON SHARE ATTRIBUTABLE TO COMMON SHAREHOLDERS (BASIC AND DILUTED):	$(0.12)	$(0.03)	$(0.15)

Weighted average number of common shares - basic and diluted	13,144,000	13,144,000	13,144,000

See notes to unaudited pro forma consolidated financial statements.

Cedar Realty Trust, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2020

	Historical (e)	Transaction (f)	Pro Forma
REVENUES
Rental revenues	$127,171,000	$(8,129,000)	$119,042,000
Other	8,367,000	(14,000)	8,353,000

Total revenues	135,538,000	(8,143,000)	127,395,000

EXPENSES
Operating, maintenance and management	25,545,000	(1,345,000)	24,200,000
Real estate and other property-related taxes	20,051,000	(1,255,000)	18,796,000
General and administrative	16,865,000	—	16,865,000
Depreciation and amortization	48,412,000	(1,701,000)	46,711,000

Total expenses	110,873,000	(4,301,000)	106,572,000

OTHER
Gain on sales	4,396,000	—	4,396,000
Impairment charges	(7,607,000)	—	(7,607,000)

Total other	(3,211,000)	—	(3,211,000)

OPERATING INCOME	21,454,000	(3,842,000)	17,612,000
NON-OPERATING INCOME AND EXPENSES
Interest expense	(21,974,000)	2,485,000	(19,489,000)

Total non-operating income and expenses	(21,974,000)	2,485,000	(19,489,000)

NET (LOS S ) INCOME	(520,000)	(1,357,000)	(1,877,000)

Net (income) loss attributable to noncontrolling interests:
Minority interests in consolidated joint ventures	(618,000)	—	(618,000)
Limited partners’ interest in Operating Partnership	66,000	7,000	73,000

Total net (income) attributable to noncontrolling interests	(552,000)	7,000	(545,000)

NET (LOS S ) INCOME ATTRIBUTABLE TO CEDAR REALTY TRUST, INC.	(1,072,000)	(1,350,000)	(2,422,000)

Preferred stock dividends	(10,752,000)	—	(10,752,000)

NET (LOS S ) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(11,824,000)	$(1,350,000)	$(13,174,000)

NET (LOS S ) PER COMMON SHARE ATTRIBUTABLE TO COMMON SHAREHOLDERS (BAS IC AND DILUTED):	$(0.92)	$(0.10)	$(1.02)

Weighted average number of common shares - basic and diluted	13,104,000	13,104,000	13,104,000

See notes to unaudited pro forma consolidated financial statements.

Cedar Realty Trust, Inc.

Notes to Unaudited Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2021

(a)

Historical Balances - Reflects the unaudited consolidated balance sheet of the Company as contained in its historical unaudited consolidated financial statements included in its Form 10-Q as of and for the three months ended March 31, 2021 previously filed with the SEC on May 6, 2021.

(b)

Transaction - Represents the de-recognition of carrying amounts at March 31, 2021 for the assets and the related accumulated depreciation and working capital assets and liabilities related to Camp Hill and reflects the net cash proceeds from the sale used to pay down debt.

Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2021

(c)

Historical Balances - Reflects the audited consolidated statement of operations of the Company as contained in its historical unaudited consolidated financial statements for the three months included in its Form 10-Q as of and for the three months ended March 31, 2021 previously filed with the SEC on May 6, 2021.

(d)

Transaction - Represents the historical combined revenues and expenses of Camp Hill for the three months ended March 31, 2021 as if the disposition had occurred on January 1, 2020, and the reflect a reduction of interest expense related to the pay down of debt.

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2020

(e)

Historical Balances - Reflects the audited consolidated statement of operations of the Company as contained in its historical audited consolidated financial statements included in its Annual Report on Form 10-K as of and for the year ended December 31, 2020 previously filed with the SEC on February 11, 2021.

(f)

Transaction - Represents the historical combined revenues and expenses of Camp Hill for the twelve months ended December 31, 2020 as if the disposition had occurred on January 1, 2020, and the reflect a reduction of interest expense related to pay down of debt.